Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement, dated as of September 23, 2011 (this “Agreement”), between Integrated Environmental Technologies, Ltd., with its principal office at 4235 Commerce Street, Little River, SC  29566 (the “Company”), and those persons or entities listed on the signature page hereof (each individually, an “Investor”, and collectively, the “Investors”).

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated September 23, 2011, Benchmark Performance Group, Inc. (“Benchmark”) transferred all of the capital stock of the Company owned by it, as well as all rights in such stock to E. Wayne Kinsey (“Kinsey”), including Benchmark’s rights under that certain Original Registration Rights Agreement (as hereinafter defined);

WHEREAS, in connection with a prior purchase of securities from the Company, Benchmark entered into a Registration Rights Agreement with the Company, dated June 21, 2007 (the “Original Registration Rights Agreement”);

WHEREAS, in connection with that certain Note Purchase Agreement, dated as of September 23, 2011, among the Company, Kinsey, Zanett Opportunity Fund, Ltd. (“Zanett”) and the other purchasers that may become parties thereto (the “Note Purchase Agreement”), the Company has agreed to provide registration rights to Kinsey and Zanett with respect to the shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”), which may be issued to Kinsey and Zanett upon the conversion of the Notes (as such term is defined in the Note Purchase Agreement) or the payment of interest thereon, and in connection with that certain Debenture Purchase Agreement, dated as of September 23, 2011, between the Company and Kinsey (the “Debenture Purchase Agreement”), the Company has agreed to provide registration rights to Kinsey with respect to the shares of Common Stock which may be issued upon the conversion of the Debenture (as such term is defined in the Debenture Purchase Agreement);

Now, therefore, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

Definitions

(a)	As used in this Agreement, the following terms shall have the meanings provided below:

(i)  “Affiliate” of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms “controlling” and “controlled” have the respective meanings correlative to the foregoing.

(ii)  “Commission” means the Securities and Exchange Commission.

(iii)  “Effective Date” means the date the Registration Statement is first declared effective by the Commission.

(iv)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(v)  “Investors” means each of Investors and any transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement.

(vi)  “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

(vii)     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

(viii)   “Registrable Security” means the shares of Common Stock (a) issued or issuable to any Investor which were covered by the Original Registration Rights Agreement, (b) issuable to any Investor upon the conversion of the Notes or the payment of interest thereon, (c) issuable to Kinsey upon the conversion of the Debenture, (d) issuable to Kinsey upon conversion of that certain 8% Convertible Debenture or the payment of interest thereon dated July 7, 2011 in the original principal amount of $150,000 or the payment of interest thereon, and (e) previously or hereafter acquired by Kinsey that have not been registered with the Commission.

(ix)  “Registration Statement” means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

(x)  “Restricted Security” means the Registrable Securities except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (b)(1) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

(xi)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(b)	All capitalized terms used and not defined herein have the respective meanings assigned to them in the Purchase Agreement.

1.    Registrable Securities.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) the Registration Statement has been declared effective by the SEC and all such Registrable Securities have been sold pursuant to such Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company acceptable to the Investor, all such Registrable Securities may be sold without registration under the Securities Act or the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(b)(1) (or any similar provision then in effect) under the Securities Act.

2.    Restrictions on Transfer. Each Investor acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Registrable Securities as provided herein, the Registrable Securities are “restricted securities” as defined in Rule 144 promulgated under the Act and certificates evidencing such shares shall bear a restrictive legend.  Each Investor understands that no disposition or transfer of the Registrable Securities may be made by the Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

With a view to making available to the Investors the benefits of Rule 144 under the Securities Act (“Rule 144”) or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

(a)	comply with the provisions of paragraph (c)(1) of Rule 144; and

(b)
file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

3.    Registration Rights With Respect to the Registrable Securities.

(a)
If at any time after the date of this Agreement, the Company proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8, whether or not for sale for its own account, it shall each such time give prompt written notice to the Investors of its intention to do so and of the Investors’ registration rights under this Agreement.  Upon the written request of any Investor, made as promptly as practicable and in any event within ten (10) business days after the receipt of notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition), the Company shall use its reasonable best efforts to effect, in a Registration Statement, the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, that immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which the Investor shall have indicated to be acceptable to him, her or it, the Company shall so advise the Investor of such price, and the Investor shall then have the right to withdraw his, her or its request to have his, her or its Registrable Securities included in such Registration Statement; provided, further, that if, at any time after giving written notice of his, her or its intention to register any Registrable Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Registrable Securities, the Company may, at its election, (i) give written notice of such determination not to register, and thereby be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

If the managing underwriter of any underwritten offering under this Section 3(a) shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Investors in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities requested to be included in such registration pursuant to this Agreement and all other securities proposed to be registered, pro rata based on the number of securities proposed to be registered.

In the event the Company files a Registration Statement with the SEC for purposes of registering shares of Common Stock purchased or available for purchase by Lincoln Park Capital Fund, LLC or an Affiliate thereof (collectively, “Lincoln Park”), the Company shall only be required to include for registration those Registrable Securities of the Investors as are permitted by Lincoln Park in writing.  In the event Lincoln Park permits the inclusion in the Registration Statement of all or a portion of the Investors’ Registrable Securities, such securities will be removed from the registration in the event the SEC finds that the registration of the Common Stock under the Registration Statement is a primary offering under Rule 415 of the Securities Act and not a secondary offering under such rule.

The Company shall use its best efforts to cause the Registration Statement to become effective within five (5) days of SEC clearance and will within said five (5) days request acceleration of effectiveness. The Company will notify each Investor that has Registrable Securities registered under the Registration Statement of the effectiveness of the Registration Statement within five (5) business days of such event.

(b)
The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earliest of (i) two (2) years from the Effective Date, (ii) the date that none of the Registrable Securities are or may become issued and outstanding, (iii) from the Effective Date the date that all of the Securities have been sold pursuant to the Registration Statement, (iv) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (v) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (vi) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(b)(1) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.

(c)
All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of a Registration Statement under Section 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company.  Each Investor shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered on its behalf and the fees and expenses of its counsel.  The Company shall qualify any of the securities for sale in such states as a participating Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 below. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each Investor  with Registrable Securities being registered under the Registration Statement with copies of the Registration Statement and the Prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

(d)
If at any time or from time to time after the effective date of the Registration Statement, the Company notifies an Investor in writing of the existence of a Potential Material Event (as defined in Section 3(e) below) (the “Blackout Notice”), the Investor upon receipt of such notice shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities from the time of the Blackout Notice until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than a thirty (30) business day period,  with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect.  If a Potential Material Event shall occur prior to the date a Registration Statement is filed, then the Company’s obligation to file the Registration Statement shall be delayed without penalty for not more than sixty (60) calendar days.

(e)
For purposes of Section 3(e), “Potential Material Event” means any of the following: (i) the possession by the Company of material information the disclosure of which in the Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

4.    Cooperation with Company.  Each Investor will cooperate with the Company in all respects in connection with this Agreement, including supplying on a timely basis all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  If necessary, each Investor with Registrable Securities being registered under the Registration Statement shall consent to be named as an underwriter in the Registration Statement and such Investor acknowledges that in certain circumstances, the Investor may need to be named as an underwriter of the Registrable Securities in the Registration Statement.

5.    Registration Procedures.  If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of each Investor who will participate in such registration:

(a)
prepare and file with the SEC a Registration Statement and the Prospectus used in connection therewith and such amendments and supplements thereto as may be required under the Securities Act or as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the Investors holding such Registrable Securities shall desire to sell or otherwise dispose of the same and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the registration period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)
furnish to the Investors such numbers of copies of the Prospectus including the preliminary Prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as the Investors may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investors;

(c)
register and qualify the Registrable Securities covered by a Registration Statement under all applicable blue sky laws (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by the Investors, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(d)
notify the Investors at any time when a Prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

(e)
as promptly as practicable after becoming aware of such event, notify the Investors (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

(f)
cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request;

(g)
take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

(h)
in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

(i)	maintain a transfer agent for its Common Stock.

6.    Indemnification.

(a)
The Company agrees to indemnify and hold harmless the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act (“Distributing Investor”) against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary Prospectus, final Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary Prospectus, final Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Investor with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Investor failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the Prospectus contained in such Registration Statement to such Person at or prior to the written confirmation to such Person of the sale of such Registrable Securities, where the Distributing Investor was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)
Each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees) to which the Company or any such officer, director or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary Prospectus, final Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary Prospectus, final Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c)
Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Investor, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Investor and the indemnifying party and the Distributing Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Investor, which firm shall be designated in writing by the Distributing Investor and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys’ fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) business days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

7.    Contribution.  In order to provide for just and equitable contribution under the Securities Act in any case in which (a) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    Notices.  All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person,  transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other Person as may be designated by any party hereto in writing.

If to the Company:

Thomas S. Gifford, EVP and Chief Financial Officer
Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina  29566
Fax: (843) 390-3900

If to Kinsey:

c/o E. Wayne Kinsey, III
2801 Post Oak Blvd., Suite 400
Houston, Texas 77057
Fax: (713) 986-2501

With a copy (which shall not constitute notice) to:

Eric Blumrosen
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, Texas 77002
Fax: 713-276-6533

If to Zanett Opportunity Fund, Ltd.:

c/o Appleby Spurling
Canon’s Court
22 Victoria Street
P.O. Box HM 1179
Hamilton, HM EX Bermuda
Fax:__________________

9.    Entire Agreement.  This Agreement represents the final agreement among the parties as to the subject matter hereof and supersedes any and all prior agreements or understandings, whether oral or written, regarding the subject matter hereof, including the Original Registration Rights Agreement which is hereby terminated and of no further force and effect.

10.   Counterparts/Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

11.   Remedies.  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

12.   Conflicting Agreements.  The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

13.   Headings.  The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES.

15.   Severability.  If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed, on this 23rd day of September, 2011.

COMPANY:

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:	/s/ Thomas S. Gifford
Name:	Thomas S. Gifford
Title:	Executive Vice President and
Chief Financial Officer

INVESTORS:

By:	/s/ E. WAYNE KINSEY
E. WAYNE KINSEY
Title

ZANETT OPPORTUNITY FUND, LTD.

By:	/s/ Zachary McAdoo
Name:	President, McAdoo Capital
Title:	Investment Manager